INVESTOR PRESENTATION — MAY 2026 F IRSTCASH HOLDINGS , INC . 1 NASDAQ: FCFS EXHIBIT 99.1

NASDAQ: FCFS F IRSTCASH HOLDINGS , INC . 2 CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS THIS PRESENTATION CONTAINS FORWARD-LOOKING STATEMENTS ABOUT THE BUSINESS, FINANCIAL CONDITION, OUTLOOK AND PROSPECTS OF FIRSTCASH HOLDINGS, INC. AND ITS WHOLLY OWNED SUBSIDIARIES (TOGETHER, THE “COMPANY”), INCLUDING THE COMPANY’S OUTLOOK FOR 2026. FORWARD- LOOKING STATEMENTS, AS THAT TERM IS DEFINED IN THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995, CAN BE IDENTIFIED BY THE USE OF FORWARD-LOOKING TERMINOLOGY SUCH AS “OUTLOOK,” “BELIEVES,” “PROJECTS,” “EXPECTS,” “MAY,” “ESTIMATES,” “SHOULD,” “PLANS,” “TARGETS,” “INTENDS,” “COULD,” “WOULD,” “ANTICIPATES,” “POTENTIAL,” “CONFIDENT,” “OPTIMISTIC,” OR THE NEGATIVE THEREOF, OR OTHER VARIATIONS THEREON, OR COMPARABLE TERMINOLOGY, OR BY DISCUSSIONS OF STRATEGY, OBJECTIVES, ESTIMATES, GUIDANCE, EXPECTATIONS, OUTLOOK AND FUTURE PLANS. FORWARD-LOOKING STATEMENTS CAN ALSO BE IDENTIFIED BY THE FACT THESE STATEMENTS DO NOT RELATE STRICTLY TO HISTORICAL OR CURRENT MATTERS. RATHER, FORWARD-LOOKING STATEMENTS RELATE TO ANTICIPATED OR EXPECTED EVENTS, ACTIVITIES, TRENDS OR RESULTS. BECAUSE FORWARD-LOOKING STATEMENTS RELATE TO MATTERS THAT HAVE NOT YET OCCURRED, THESE STATEMENTS ARE INHERENTLY SUBJECT TO RISKS AND UNCERTAINTIES. WHILE THE COMPANY BELIEVES THE EXPECTATIONS REFLECTED IN FORWARD- LOOKING STATEMENTS ARE REASONABLE, THERE CAN BE NO ASSURANCES SUCH EXPECTATIONS WILL PROVE TO BE ACCURATE. SECURITY HOLDERS ARE CAUTIONED THAT SUCH FORWARD-LOOKING STATEMENTS INVOLVE RISKS AND UNCERTAINTIES. CERTAIN FACTORS MAY CAUSE RESULTS TO DIFFER MATERIALLY FROM THOSE ANTICIPATED BY THE FORWARD-LOOKING STATEMENTS MADE IN THIS PRESENTATION. SUCH FACTORS AND RISKS MAY INCLUDE, WITHOUT LIMITATION, RISKS RELATED TO THE EXTENSIVE REGULATORY ENVIRONMENT IN WHICH THE COMPANY OPERATES, INCLUDING UNCERTAINTY INVOLVING THE PRESENT REGULATORY ENVIRONMENT IN THE JURISDICTIONS IN WHICH THE COMPANY OPERATES; RISKS ASSOCIATED WITH THE LEGAL AND REGULATORY PROCEEDINGS THAT THE COMPANY IS A PARTY TO OR MAY BECOME A PARTY TO IN THE FUTURE; RISKS RELATED TO THE COMPANY’S ACQUISITIONS, INCLUDING THE FAILURE OF THE COMPANY’S ACQUISITIONS TO DELIVER THE ESTIMATED VALUE AND BENEFITS EXPECTED BY THE COMPANY AND THE ABILITY OF THE COMPANY TO CONTINUE TO IDENTIFY AND CONSUMMATE ACQUISITIONS ON FAVORABLE TERMS, IF AT ALL; POTENTIAL CHANGES IN CONSUMER BEHAVIOR AND SHOPPING PATTERNS WHICH COULD IMPACT DEMAND FOR THE COMPANY’S PAWN LOAN, RETAIL, LEASE-TO-OWN (“LTO”) AND RETAIL FINANCE PRODUCTS; LABOR SHORTAGES AND INCREASED LABOR COSTS; A DETERIORATION IN THE ECONOMIC CONDITIONS IN THE UNITED STATES, LATIN AMERICA AND THE UNITED KINGDOM, INCLUDING AS A RESULT OF INFLATION, ELEVATED INTEREST RATES, INCREASED ENERGY COSTS AND TRADE POLICY, WHICH POTENTIALLY COULD HAVE AN IMPACT ON DISCRETIONARY CONSUMER SPENDING AND DEMAND FOR THE COMPANY’S PRODUCTS; CURRENCY FLUCTUATIONS, PRIMARILY INVOLVING THE MEXICAN PESO AND BRITISH POUND STERLING; COMPETITION THE COMPANY FACES FROM OTHER RETAILERS AND PROVIDERS OF RETAIL PAYMENT SOLUTIONS; THE ABILITY OF THE COMPANY TO SUCCESSFULLY EXECUTE ON ITS BUSINESS STRATEGIES; RISKS RELATED TO THE COMPANY’S ABILITY TO PREVENT CYBER ATTACKS, OTHER CYBERSECURITY INCIDENTS, SECURITY BREACHES OR OTHER DISRUPTIONS TO ITS INFORMATION TECHNOLOGY SYSTEMS; RISKS RELATED TO THE COMPANY’S ABILITY TO DEVELOP, OPERATE AND ADAPT ITS INFORMATION TECHNOLOGY INFRASTRUCTURE SUITABLE FOR THE NATURE OF ITS BUSINESS AND TO SUCCESSFULLY TRANSITION ACQUIRED BUSINESSES TO ITS INFORMATION TECHNOLOGY PLATFORM; CONTRACTION IN SALES ACTIVITY OR STORE CLOSURES AT MERCHANT PARTNERS OF THE COMPANY’S RETAIL POINT-OF-SALE (“POS”) PAYMENT SOLUTIONS BUSINESS; THE ABILITY OF THE COMPANY’S RETAIL POS PAYMENT SOLUTIONS BUSINESS TO CONTINUE TO GROW ITS BASE OF MERCHANT PARTNERS; AND OTHER RISKS DISCUSSED AND DESCRIBED IN THE COMPANY’S MOST RECENT ANNUAL REPORT ON FORM 10-K FILED WITH THE SECURITIES AND EXCHANGE COMMISSION (THE “SEC”), INCLUDING THE RISKS DESCRIBED IN PART I, ITEM 1A, “RISK FACTORS” THEREOF, AND OTHER REPORTS FILED WITH THE SEC. MANY OF THESE RISKS AND UNCERTAINTIES ARE BEYOND THE ABILITY OF THE COMPANY TO CONTROL, NOR CAN THE COMPANY PREDICT, IN MANY CASES, ALL OF THE RISKS AND UNCERTAINTIES THAT COULD CAUSE ITS ACTUAL RESULTS TO DIFFER MATERIALLY FROM THOSE INDICATED BY THE FORWARD-LOOKING STATEMENTS. THE FORWARD-LOOKING STATEMENTS CONTAINED IN THIS PRESENTATION SPEAK ONLY AS OF THE DATE OF THIS PRESENTATION, AND THE COMPANY EXPRESSLY DISCLAIMS ANY OBLIGATION OR UNDERTAKING TO REPORT ANY UPDATES OR REVISIONS TO ANY SUCH STATEMENT TO REFLECT ANY CHANGE IN THE COMPANY’S EXPECTATIONS OR ANY CHANGE IN EVENTS, CONDITIONS OR CIRCUMSTANCES ON WHICH ANY SUCH STATEMENT IS BASED, EXCEPT AS REQUIRED BY LAW.

NASDAQ: FCFS 3 ‒ GAAP NET INCOME UP 29% TO PY ‒ GAAP EPS UP 30% TO PY ‒ ADJUSTED EPS UP 30% TO PY ‒ ADJUSTED EBITDA UP 29% TO PY Q1 2026 HIGHLIGHTS ‒ REVENUE $3.9 BILLION ‒ GAAP NET INCOME $354 MILLION ‒ ADJ. NET INCOME $416 MILLION ‒ ADJ. EBITDA $746 MILLION ‒ ADJ. FREE CASH FLOW $267 MILLION BY THE NUMBERS TRAILING TWELVE MONTHS AS OF MARCH 31, 2026

NASDAQ: FCFS F I RSTCASH I S THE LEADI NG I NTERNATI ONAL OPERATOR O F PAWN STORES WI TH M O RE THAN 3 ,300 RETAI L PAWN LOCATI ONS AND APPROXI M ATELY 22,000 EM PLOYEES I N 29 U.S. STATES , THE D I STRI CT O F C OLUM BI A , FOUR COUNTRI ES I N LATI N AM ERI CA (MEXI CO , G UATEM ALA , C OLOM BI A , EL SALVADOR ) AND THE UNI TED K I NGDO M PAWN OVERVIEW 4 BRANDS OUR CUSTOMERS KNOW AND RELY ON PROVIDE QUICK AND CONVENIENT RETAIL AND CREDIT SOLUTIONS TO UNBANKED, UNDERBANKED AND CREDIT-CHALLENGED CUSTOMERS MISSION GROW REVENUES AND INCOME BY OPENING NEW RETAIL PAWN LOCATIONS, ACQUIRING EXISTING PAWN STORES IN STRATEGIC MARKETS AND INCREASING REVENUE AND OPERATING PROFITS IN EXISTING STORES BUSINESS STRATEGY PAWN STORES ARE NEIGHBORHOOD-BASED RETAIL LOCATIONS THAT BUY AND SELL PRE-OWNED CONSUMER PRODUCTS SUCH AS JEWELRY, ELECTRONICS, TOOLS, APPLIANCES, SPORTING GOODS AND MUSICAL INSTRUMENTS, AND MAKE SMALL CONSUMER PAWN LOANS PAWN INDUSTRY 2026 FORECAST: SEGMENT CONTRIBUTION PAWN OPS DRIVE EARNINGS PAWN SEGMENT (U.S., LATAM & U.K.) ~90% AS OF 03/31/2026 RETAIL POS PAYMENT SOLUTIONS

NASDAQ: FCFS 66 123 282 595 906 2,085 2,679 3,026 3,334 1988 1989 – 1996 1997 – 2001 2002 – 2005 2006 - 2010 2011 – 2013 2014 – 2016 2017 – 2019 2020 – 2024 2025 -2026 FIRST ACQUIRED STORE SUITLAND, MD USA FIRST STORE 1988 HALTOM CITY, TX USA 100+ STORES IN MEXICO 500TH LATAM STORE OPENED 500TH DE NOVO STORE OPENED 300+ TOTAL STORES IN MEXICO PRIMARY LONG-TERM BUSINESS PLAN IS TO CONTINUE GROWING PAWN REVENUES AND INCOME BY OPENING NEW (“DE NOVO”) RETAIL PAWN LOCATIONS , ACQUIRING EXISTING PAWN STORES IN STRATEGIC MARKETS AND INCREASING REVENUE AND OPERATING PROFITS IN EXISTING STORES FIRSTCASH PAWN HISTORY 5AS OF 03/31/2026 FIRST STORES IN THE U.K. 286 STORE ACQUISITION 530+ STORE ACQUISITION FIRST STORES IN COLOMBIA 78 STORE ACQUISITION EXCEED 3,000 STORES LARGEST PAWN OPERATOR IN THE AMERICAS AND THE U.K. OVER 35 YEARS OF SUCCESS IN THE PAWN BUSINESS FIRST STORES IN MEXICO 100TH DE NOVO STORE WORLDWIDE MAXI PRENDA ACQUISITION: (FIRST STORES IN GUATEMALA & EL SALVADOR) CASH AMERICA MERGER: (OVER 800 U.S. STORES)

NASDAQ: FCFS 6 PAWN PRODUCT OVERVIEW PAWN LOANS ARE CUSTOMER FRIENDLY ‒ NON-RECOURSE LOANS ‒ NO CREDIT CHECK OR BANK ACCOUNT REQUIRED ‒ NO COLLECTION ACTIVITY OR REPORTING TO CREDIT BUREAUS PAWN LOANS ARE SMALL AND AFFORDABLE ‒ 30-TO-60-DAY TERM TYPICAL IN THE U.S. AND LATAM ‒ AVERAGE LOAN SIZE RANGES FROM $100-300 IN THE U.S. AND LATAM ‒ U.K. LOANS ARE SLIGHTLY LARGER WITH A TERM OF SIX MONTHS PAWN LOANS HAVE LITTLE TO NO CREDIT RISK ‒ LOANS ARE FULLY COLLATERALIZED WITH PERSONAL PROPERTY HELD IN SECURED STORAGE AT THE STORE ‒ CONSERVATIVE LOAN-TO-VALUE RATIOS – TYPICALLY AROUND 60% ‒ RAPID LIQUIDATION OF FORFEITED COLLATERAL THROUGH RETAIL OPERATIONS TYPICALLY WITH SALES MARGINS OF 35-45% TYPICAL RETAIL MARGIN: 35% - 45% AVERAGE MONTHLY FEE OF ~$35 IN THE U.S. AND ~$15 IN LATAM CUSTOMER DOES NOT REPAY LOAN OR FEE COLLATERAL FORFEITS CUSTOMER REPAYS LOAN & PAWN SERVICE FEE COLLATERAL RETURNED TO CUSTOMER MAKE DECISION TO SELL OR TAKE A PAWN LOAN SELLS ASSET TO COMPANY PAWN LOAN (COLLATERALIZED WITH ASSET) RETAIL INVENTORY RETAIL SALES PAWN FEES CUSTOMER NEEDING CASH ENTERS STORE WITH PERSONAL ASSET PAWN TRANSACTION CYCLE TOTAL TRANSACTION TIME GENERALLY LESS THAN 15 MINUTES

NASDAQ: FCFS 7 PROPRIETARY INTELLIGENCE: DRIVING CONSISTENT RETURNS AT SCALE STRATEGIC VALUE: OUR PROPRIETARY DATA ECOSYSTEM TRANSFORMS 14M ANNUAL RETAIL TRANSACTIONS INTO PREDICTABLE RETAIL MARGINS PROPRIETARY INTELLIGENCE ‒ REAL-TIME INVENTORY AND LENDING INTELLIGENCE ‒ ALGORITHMIC VALUATION AND PRICING STRATEGY SCALABILITY OF OUR PROPRIETARY DATA ECOSYSTEM ‒ OVER 3,300 LOCATIONS AND 14M ANNUAL RETAIL TRANSACTIONS ‒ OPTIMIZED RETURNS FROM PREDICTABLE CUSTOMER PERFORMANCE

NASDAQ: FCFS 8 PAWN HAS PERFORMED WELL ACROSS MOST ECONOMIC CYCLES 1 CORE PAWN GP FROM LEGACY U.S. AND LATAM FIRST CASH STORES IN OPERATION SINCE 2007 CORE PAWN GP: RETAIL GROSS PROFIT PAWN FEES PAWN RECEIVABLES ARE FULLY COLLATERALIZED AND SUBJECT TO VERY MINIMAL CONSUMER CREDIT RISK CREDIT TIGHTENING BY UNSECURED LENDERS DRIVES INCREASED DEMAND FOR PAWN LOANS DURING THE FINANCIAL CRISIS: ‒ STORES IN THE U.S. SAW A 50% INCREASE IN PAWN RECEIVABLES FROM 2007 TO 2012; LATAM STORES SAW GROWTH OF 31% OVER THE SAME PERIOD ‒ RETAIL GROSS PROFIT IN THE U.S. INCREASED 25% FROM 2007 TO 2012; LATAM STORES INCREASED 59% OVER THE SAME PERIOD CURRENT DEMAND CYCLE REFLECTS FAVORABLE DEMOGRAPHIC TRENDS AND AFFORDABILITY CONCERNS $569 $627 $670 $733 $796 $843 $830 $795 $756 $729 $756 $790 $815 $742 $702 $823 $903 $991 $1,084 $1,111 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 2024 2025 Q1 2026 DOMESTIC LEGACY 1 $ IN THOUSANDS — AVG TTM PER STORE FINANCIAL CRISIS COVID $3.4 $4.0 $4.3 $4.8 $4.9 $5.2 $5.3 $5.2 $5.2 $5.4 $6.0 $6.0 $6.1 $5.1 $5.4 $5.8 $6.0 $6.2 $6.8 $7.0 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 2024 2025 Q1 2026 LATAM LEGACY 1 PESO $ IN MILLIONS — AVG TTM PER STORE FINANCIAL CRISIS COVID

NASDAQ: FCFS PAWNSHOPS PIONEERED CIRCULAR ECONOMY ‒ NEIGHBORHOOD-BASED STORES CONTRIBUTE TO THE MODERN “CIRCULAR ECONOMY” EXTENDING LIFE CYCLE OF CONSUMER PRODUCTS – INVENTORY IS PRE-OWNED MERCHANDISE WHICH IS SOURCED AND THEN RECYCLED WITHIN EACH STORE’S GEOGRAPHIC NEIGHBORHOOD SAVING WATER AND CARBON EMISSIONS WITH NO PACKAGING OR HAZARDOUS WASTE ‒ LOCAL SOURCING OF PRE-OWNED GOODS ELIMINATES CARBON FOOTPRINT OF MANUFACTURING FACILITIES, DISTRIBUTION CENTERS AND TRANSPORTATION SERVICES SAFE ENVIRONMENT ‒ BUY AND RESELL POPULAR CONSUMER PRODUCTS IN A SAFE AND SECURE ENVIRONMENT FOR EMPLOYEES AND CUSTOMERS EMPLOYEE EMPOWERMENT ‒ EMPLOYEE-TRAINING PROGRAMS THAT PROMOTE CUSTOMER SERVICE AND PROFESSIONALISM ‒ SPECIALIZED SKILLS TRAINING PROGRAMS IN LENDING PRACTICES, MERCHANDISE VALUATION AND REGULATORY COMPLIANCE ‒ PROFIT SHARING PROGRAMS WHICH PAY ON AVERAGE 4-5% OF GROSS PROFIT DIRECTLY TO EMPLOYEES CUSTOMER AND EMPLOYEE PROTECTIONS – COMMITTED TO HEALTH, SAFETY AND WELLNESS THROUGH EMPLOYEE BENEFIT PROGRAMS AND ROBUST PHYSICAL SECURITY INFRASTRUCTURE – CONSUMER PROTECTION PROGRAMS FOCUSED ON PRIVACY, REGULATORY COMPLIANCE AND DATA SECURITY DIVERSE WORKPLACE 57% 43% ALL EMPLOYEES MANAGEMENT GLOBAL GENDER 57% 43% 66% 34% 71% 29% ALL EMPLOYEES MANAGEMENT U.S. RACE & ETHNICITY SUSTAINABILITY IS CORE TO FIRSTCASH AND A COMMITMENT TO SOCIAL RESPONSIBILITY SUSTAINABILITY SOCIAL RESPONSIBILITY WOMEN MEN DIVERSE NON-DIVERSE AS OF 12/31/2025 9

NASDAQ: FCFS 10 U.S. PAWN SEGMENT OVER 1,200 FULL-SERVICE U.S. LOCATIONS 29 STATES AND THE DISTRICT OF COLUMBIA MARKET PRESENCE 24 STORES ADDED IN THE LAST 12 MONTHS OVER 300 STORES ADDED IN THE LAST 10 YEARS MARKET GROWTH AS OF 03/31/2026

NASDAQ: FCFS 80% OF STORES LOCATED IN HIGH-GROWTH SOUTHERN MARKETS 11 NV AK WA LA UT NE AZ CO TX MO OK IL IN OH GAAL FL KY TN NC VA WY SC 30 33 49 491 6 1 5 22 7 19 39 29 20 23 68 56 4622 86 49 22 13 27 MD 28 DC 2 FORT WORTH, TX FIRSTCASH HEADQUARTERS 2 MS 5 3 3 1 OR ND SD IA TARGET EXPANSION MARKETS ‒ GROWING POPULATION WITH FAVORABLE DEMOGRAPHICS ‒ PREDICTABLE ENVIRONMENTS WITH STABLE REGULATIONS ‒ HIGH EXPANSION POTENTIAL WITH ACTIVE PIPELINE AS OF 03/31/2026 H I GHLY F R A GM EN TED : 12,000 TO 14,000 U.S. PAWNSHOPS ; DOM I NATED BY "M O M- AND- POP" OPERATORS E S S ENTI AL S E RVICE : SERVES AS A CRI TI CAL RESOURCE FOR UNBANKED AND UNDERBANKED CO NSUM ERS LACKI NG TRADI TI ONAL CREDI T ACCESS U.S PAWN MARKET OVERVIEW CUMULATIVE U.S. STORE ADDITIONS 27 27 22 47 30 96 29 25 1 3 30 57 79 126 156 252 281 306 307 2017 2018 2019 2020 2021 2022 2023 2024 2025 YTD 2026 CURRENT U.S. FOOTPRINT

NASDAQ: FCFS 12 SUBSTANTIAL REAL ESTATE PORTFOLIO — DOMESTIC REAL ESTATE: FIRSTCASH CONTINUES TO ACQUIRE AND HAS OVER $640 MILLION (AT COST) OF STORE REAL ESTATE AND THE TOWER THAT SERVES AS ITS CORPORATE HEADQUARTERS IN DOWNTOWN FORT WORTH, TX — STORE PORTFOLIO VALUE: THE COMPANY’S DOMESTIC STORE REAL ESTATE PORTFOLIO IS COMPRISED OF 450 PROPERTIES (37% OF ALL DOMESTIC STORES), ALL LOCATED IN THE U.S., AND IS VALUED CONSERVATIVELY AT $643 MILLION — UNENCUMBERED ASSETS ALL OWNED REAL ESTATE IS UNENCUMBERED 68 90 155 198 251 295 338 395 435 450 $95 $116 $189 $237 $311 $393 $464 $550 $612 $643 2017 2018 2019 2020 2021 2022 2023 2024 2025 2026 # OF STORES COST $ IN MILLIONS TEXAS 55% FLORIDA 7% TENNESSEE 4% GEORGIA 4% NEVADA 4% OTHER (18 STATES) 26% U.S. REAL ESTATE HOLDINGS BY STATE $ IN MILLIONS CUMULATIVE U.S. REAL ESTATE HOLDINGS (AT COST)

NASDAQ: FCFS F IRSTCASH HOLDINGS , INC . $423 $489 $113 $141 2025 2026 2025 2026 +16% +25% REVENUE & SEGMENT CONTRIBUTION 11% 10% 12% 13% 13% 13% 12% 19% 24% 23% 24% 32% 2025 Q2 2025 Q3 2025 Q4 2026 Q1 PRIOR-YEAR CURRENT-YEAR SAME-STORE RECEIVABLES: 2-YR GROWTH 58% 59% 59% 60% 42% 41% 42% 44% 24% 26% 27% 29% GROSS PROFIT RETAIL SEGMENT PRE-TAX MARGIN PERFORMANCE $257 $316 $366 $442 $179 $217 $246 $312 2.2% 1.4% 1.7% 1.7% -12.0%$0 $200 $400 $600 Q1 2023 Q1 2024 Q1 2025 Q1 2026 PLB INV AGED INV TOTAL PAWN RECEIVABLES AND INVENTORIES 13 PAWN COLLATERAL 75% 8% 17% JEWELRY ELECTRONICS OTHER REVENUE CONTRIBUTION AS OF 03/31/2026 Q1 2026 HIGHLIGHTS — U.S. PAWN SEGMENT $ IN MILLIONS Q1 (360+ DAYS % OF TOTAL INV)

NASDAQ: FCFS STORES IN 4 COUNTRIES: — MEXICO 1,733 — GUATEMALA 75 — EL SALVADOR 18 — COLOMBIA 12 LARGEST PAWN OPERATOR IN MEXICO 14 LATAM PAWN SEGMENT MORE THAN 1,800 LATAM LOCATIONS MARKET PRESENCE AS OF 03/31/2026

NASDAQ: FCFS F IRSTCASH HOLDINGS , INC . $368 $417 $487 $557 $671 $553 $592 $675 $803 $812 $890 $963 $368 $485 $573 $666 $803 $725 $742 $839 $892 $927 $1,059 $1,107 2015 2016 2017 2018 2019 2020 2021 2022 2023 2024 2025 TTM Q1 2026 TOTAL REVENUE, USD $ CC TOTAL REVENUE, 2015 MXN @ 15.85 LARGE UNDERSERVED MARKET: CAPTURING HIGH DEMAND FROM LATIN AMERICA’S SIGNIFICANT UNBANKED POPULATION FUTURE PIPELINE: ACTIVELY IDENTIFYING AND EVALUATING NEW LATIN AMERICAN MARKET OPPORTUNITIES SCALABLE FOUNDATION: STRONG CASH FLOWS AND ESTABLISHED INFRASTRUCTURE FUEL LONG-TERM REGIONAL GROWTH PROVEN GROWTH ENGINE: STRATEGIC EXPANSION THROUGH A MIX OF NEW STORE OPENINGS AND TARGETED M&A. MEXICO: 1,733 LOCATION COUNT BY COUNTRY: EL SALVADOR: 18 COLOMBIA: 12GUATEMALA : 75 15 LATIN AMERICA PAWN SEGMENT AS OF 03/31/2026

NASDAQ: FCFS F IRSTCASH HOLDINGS , INC . 51% 34% 15% JEWELRY ELECTRONICS OTHER $184 $226 $31 $47 2025 2026 2025 2026 REVENUE & SEGMENT CONTRIBUTION 1 8% 6% 12% 14% 13% 18% 23% 30% 21% 24% 35% 44% 2025 Q2 2025 Q3 2025 Q4 2026 Q1 PRIOR-YEAR CURRENT-YEAR SAME-STORE RECEIVABLES: 2-YR GROWTH 1 50% 53% 53% 53% 34% 36% 35% 35% 18% 16% 17% 20% GROSS PROFIT RETAIL SEGMENT PRE-TAX $121 $140 $134 $194 $79 $86 $88 $144 1.2% 1.4% 1.5% 1.3% -12.0% -11.0% -10.0% -9.0% -8.0% -7.0% -6.0% -5.0% -4.0% -3.0% -2.0% -1.0% 0.0% 1.0% 2.0% $0 $75 $150 $225 Q1 2023 Q1 2024 Q1 2025 Q1 2026 PLB INV AGED INV TOTAL PAWN RECEIVABLES AND INVENTORIES ($ IN USD MILLIONS) Q1 2026 HIGHLIGHTS — LATAM PAWN SEGMENT $ IN CONSTANT CURRENCY 1 MILLIONS, EXCEPT AS OTHERWISE NOTED 16 PAWN COLLATERAL MARGIN PERFORMANCE +23% +48% AS OF 03/31/2026 1 CONSTANT CURRENCY RESULTS ARE NON-GAAP FINANCIAL MEASURES. PLEASE REFERENCE THE PRESS RELEASE DATED 04/23/2026 FOR FURTHER EXPLANATION REVENUE CONTRIBUTION Q1 (360+ DAYS % OF TOTAL INV)

NASDAQ: FCFS 17 U.K. PAWN SEGMENT AS OF 03/31/2026 STORES IN 3 COUNTRIES: — ENGLAND 256 — SCOTLAND 26 — WALES 7 ENTRY INTO EUROPE BY ACQUIRING 286 LOCATIONS MARKET PRESENCE ADDED 3 STORES IN Q1 2026 MARKET GROWTH ADDITIONAL 2026 OPENINGS PLANNED

NASDAQ: FCFSU.K. PAWN SEGMENT H&T ACQUISITION AT A GLANCE F IRSTCASH HOLDINGS , INC . • FOUNDED IN 1897, H&T IS THE U.K.’S LARGEST PAWNBROKER AND A LEADING RETAILER OF HIGH-QUALITY NEW AND PRE-OWNED JEWELRY AND PRE-OWNED WATCHES • 289 STORES ARE CONVENIENTLY LOCATED IN MOST MAJOR TOWNS AND CITIES THROUGHOUT ENGLAND, SCOTLAND, AND WALES H&T Q1 2026 HIGHLIGHTS: THE FIRST QUARTER OF 2026 REPRESENTED THE SECOND FULL QUARTER OF U.K. SEGMENT OPERATING RESULTS SINCE FIRSTCASH’S ACQUISITION OF H&T EFFECTIVE AUGUST 14, 2025. TOTAL REVENUES OF $102 MILLION, WITH STRONG GROWTH OVER THE PRIOR-YEAR QUARTER (PRE-ACQUISITION) IN BOTH PAWN FEES AND MERCHANDISE SALES. SEGMENT PRE-TAX OPERATING INCOME OF $39 MILLION, RESULTING IN A SEGMENT PRE-TAX OPERATING MARGIN OF 39%. PAWN RECEIVABLES AT MARCH 31, 2026, TOTALED $215 MILLION, AN INCREASE OF 29% ON BOTH A TOTAL AND SAME- STORE BASIS, BOTH ON A LOCAL CURRENCY BASIS, COMPARED TO A YEAR AGO (PRE-ACQUISITION). FULL YEAR 2026 SEGMENT INCOME IS EXPECTED TO BE IN A RANGE OF $125 MILLION TO $135 MILLION ASSUMING THE CURRENT GBP EXCHANGE RATE. 18

NASDAQ: FCFS 19 RETAIL POS PAYMENT SOLUTIONS SEGMENT

NASDAQ: FCFS F IRSTCASH HOLDINGS , INC . GROSS TRANSACTION VOLUME & MERCHANT DIVERSIFICATION 20 POS PAYMENT TRANSACTION ORIGINATIONS BY PRODUCT CATEGORY 61% 52% 48% 37% 23% 21% 15% 20% 19% 24% 25% 27% 2% 7% 12% 18% 22% 5% 5% 8% 10% 11% 10% 19% 21% 18% 17% 23% 20% 0% 25% 50% 75% 100% 2021 2022 2023 2024 2025 YTD Q1 2026 FURNITURE AUTOMOTIVE ELECTIVE MEDICAL JEWELRY OTHER TOTAL FIRST QUARTER ORIGINATION VOLUME INCREASED 3% YOY; DRIVEN BY CONTRIBUTIONS FROM BOTH NEW DOORS (+14% YOY) AND EXPANDING NON- FURNITURE MERCHANT RELATIONSHIPS $1,029 $1,079 $1,022 $1,028 2023 2024 2025 TTM Q1 2026 GROSS TRANSACTION VOLUME 1 1 1 INCLUDES GROSS TRANSACTION VOLUMES FROM MERCHANT PARTNER BANKRUPTCIES IN LATE 2024 (INDICATED BY GRAY SHADING)

NASDAQ: FCFS 21 CONSOLIDATED FINANCIAL HIGHLIGHTS

NASDAQ: FCFS REVENUE $2,729 $3,152 $3,389 $3,661 $3,876 $1,265 $1,507 $1,630 $1,841 $1,959 2022 2023 2024 2025 TTM Q1 2026 REVENUE NET REVENUE FINANCIAL HIGHLIGHTS $ IN MILLIONS, EXCEPT PER SHARE AMOUNTS 1 NON-GAAP FINANCIAL MEASURE. SEE RECONCILIATION OF NON-GAAP FINANCIAL MEASURES ELSEWHERE IN THIS PRESENTATION. TTM EPS AND ADJUSTED EPS IS DERIVED USING PREVIOUSLY REPORTED YEAR-TO-DATE VALUES. EPS $5.36 $4.80 $5.73 $7.42 $2.43 $5.19 $6.06 $6.70 $8.76 $2.69 2022 2023 2024 2025 Q1 2026 EPS ADJUSTED EPS 1 EBITDA $497 $494 $551 $678 $726 $437 $512 $558 $698 $746 2022 2023 2024 2025 TTM Q1 2026 EBITDA ADJUSTED EBITDA 1 NET INCOME $253 $219 $259 $330 $354 $246 $277 $303 $390 $416 2022 2023 2024 2025 TTM Q1 2026 NET INCOME ADJUSTED NET INCOME 1 22

NASDAQ: FCFS F IRSTCASH HOLDINGS , INC . ON MAY 1, 2026, THE COMPANY COMPLETED A PRIVATE OFFERING OF $750 MILLION OF SENIOR NOTES DUE 2034; THE NOTES WILL PAY INTEREST SEMI-ANNUALLY AT A RATE OF 6.125% ALL ASSUMED H&T DEBT FACILITIES — SECURED OBLIGATIONS CARRYING RATES ABOVE THE COMPANY'S SENIOR NOTES — ARE BEING FULLY REPAID AND TERMINATED, REDUCING BALANCE SHEET COMPLEXITY, ELIMINATING COLLATERAL ENCUMBRANCES, AND DRIVING ONGOING INTEREST EXPENSE SAVINGS. PROCEEDS FROM THE DEBT OFFERING ARE BEING USED TO REPAY ALL EXISTING OUTSTANDING CREDIT FACILITY AND TERM LOAN INDEBTEDNESS ALONG WITH PAYING FEES AND EXPENSES RELATED TO THE OFFERING: • LEVERAGE NEUTRAL TRANSACTION • EXTENDS WEIGHTED-AVERAGE MATURITY DATE OF LONG-TERM DEBT TO 6 YEARS FULL REPAYMENT OF AMOUNTS OUTSTANDING UNDER THE COMPANY'S UNSECURED BANK LINES OF CREDIT PROVIDE ADDITIONAL LIQUIDITY TO FUND FUTURE GROWTH AND FOR OTHER GENERAL CORPORATE PURPOSES 23 FIRSTCASH ISSUES $750 MILLION SENIOR NOTES DUE 2034 $500 $500 $550 $550 $500 $500 $573 $146 $750 $2,269 $2,300 ACTUAL AT 03/31/2026 PRO FORMA POST OFFERING LONG-TERM DEBT STACK 2028 SR. NOTES 2030 SR. NOTES 2032 SR. NOTES REVOL. UNSEC. CF OTHER LT DEBT & CF 2034 SR. NOTES PREVIOUS POST OFFERING

NASDAQ: FCFS F IRSTCASH HOLDINGS , INC . SHARE REPURCHASES SINCE 2021 $50 $158 $114 $85 $115 $50 $50 $207 $322 $407 $522 $572 688 2,892 4,140 4,861 5,773 6,034 0 5 , 0 0 0 1 0 , 0 0 0 1 5 , 0 0 0 $ 0 $ 1 9 0 $ 3 8 0 $ 5 7 0 2021 2022 2023 2024 2025 2026 C U M U L A T IV E C O U N T C U M U L A T IV E D O L L A R S DIVIDENDS $1.17 $1.26 $1.36 $1.46 $1.60 $1.68 2021 2022 2023 2024 2025 2026 24 CASH DIVIDENDS & SHARE REPURCHASES AS OF 03/31/2026 ACTUAL RUN RATE ANNUAL SHARE REPURCHASE $ CUMULATIVE SHARES REPURCHASED COUNT CASH DIVIDEND HISTORY Q3 2025 DIVIDEND INCREASED TO $0.42; ANNUALIZES TO $1.68 PER SHARE ACTIVE SHARE REPURCHASE PROGRAM $50 MILLION OF SHARES REPURCHASED YTD IN 2026 WITH $100 MILLION REMAINING FOR FUTURE SHARE REPURCHASES UNDER THE CURRENT AUTHORIZATION (OCTOBER 2025)

NASDAQ: FCFS F IRSTCASH HOLDINGS , INC . GROWTH INVESTMENTS & SHAREHOLDER PAYOUTS SINCE 2016 — $ IN MILLIONS 25 $0 $1,500 $3,000 $4,500 2016 2017 2018 2019 2020 2021 2022 2023 2024 2025 YTD Q1 2026 CUMULATIVE TOTAL $4.3 BILLION THE COMPANY’S STRONG BALANCE SHEET AND CASH FLOW SUPPORT SIMULTANEOUS GROWTH IN THE STORE BASE, EARNING ASSETS, AND SHAREHOLDER RETURNS… STOCK REPURCHASES & DIVIDENDS ‒ OVER 13.7 MILLION SHARES REPURCHASED FOR $1.2 BILLION ‒ $510 MILLION IN CUMULATIVE DIVIDENDS PAID 1 RETURN OF CAPITAL TO SHAREHOLDERS ACQUISITION INVESTMENTS ‒ 299 PAWN STORES ACQUIRED IN U.S. ‒ 764 PAWN STORES ACQUIRED IN LATIN AMERICA ‒ 286 PAWN STORES ACQUIRED IN U.K. ‒ $487M CASH PORTION OF AFF ACQUISITION CAPITAL EXPENDITURES ‒ 579 DE NOVO STORE OPENINGS ‒ 427 PROPERTIES PURCHASED 2 3 ACQUISITIONS & STORE EXPANSION AS OF 03/31/2026

NASDAQ: FCFS 26 INVESTMENT RECAP GLOBAL GROWTH ENGINES ‒ U.S. CORE STABILITY: STRONG CASH GENERATION WITH ONGOING GROWTH OPPORTUNITIES VIA TARGETED TUCK-IN ACQUISITIONS ‒ LATAM EXPANSION OPPORTUNITIES: SIGNIFICANT RUNWAY DRIVEN BY FAVORABLE DEMOGRAPHICS AND LOW COMPETITION ‒ U.K. MARKET ENTRY: STRATEGIC H&T ACQUISITION PROVIDES A PREMIER POSITION FOR IMMEDIATE SCALE AND FOOTPRINT EXPANSION ‒ TECH-ENABLED REVENUE STREAMS: REVENUE UPSIDE FROM SCALING RETAIL POINT-OF-SALE PAYMENT SOLUTIONS RESILIENT PAWN FOCUSED BUSINESS MODEL ‒ ESSENTIAL SERVICE: SERVES THE UNDERSERVED VIA SMALL, SECURED LOANS TO UNBANKED AND UNDERBANKED CONSUMERS LACKING TRADITIONAL CREDIT ACCESS ‒ SUPERIOR ECONOMICS: DUAL REVENUE STREAMS (LENDING AND RETAIL) DRIVES STRONG MARGINS AND CONSISTENT CASH FLOW ‒ RISK MITIGATION: SECURED COLLATERALIZED LENDING LIMITS CREDIT RISK EXPOSURE ACROSS ECONOMIC CYCLES ROBUST BALANCE SHEET & CASH FLOW ‒ SELF-FUNDED STRATEGIC GROWTH: ORGANICALLY EXPANDING OUR CORE LOAN PORTFOLIO ‒ DISCIPLINED CAPITAL DEPLOYMENT: ASSET GROWTH | STRATEGIC ACQUISITIONS | SHARE BUYBACKS | DIVIDENDS

NASDAQ: FCFS F IRSTCASH HOLDINGS , INC . THE COMPANY USES CERTAIN FINANCIAL CALCULATIONS SUCH AS ADJUSTED NET INCOME, ADJUSTED DILUTED EARNINGS PER SHARE, EBITDA, ADJUSTED EBITDA, FREE CASH FLOW, ADJUSTED FREE CASH FLOW AND CONSTANT CURRENCY RESULTS AS FACTORS IN THE MEASUREMENT AND EVALUATION OF THE COMPANY’S OPERATING PERFORMANCE AND PERIOD-OVER-PERIOD GROWTH. THE COMPANY DERIVES THESE FINANCIAL CALCULATIONS ON THE BASIS OF METHODOLOGIES OTHER THAN GAAP, PRIMARILY BY EXCLUDING FROM A COMPARABLE GAAP MEASURE CERTAIN ITEMS THE COMPANY DOES NOT CONSIDER TO BE REPRESENTATIVE OF ITS ACTUAL OPERATING PERFORMANCE. THESE FINANCIAL CALCULATIONS ARE “NON-GAAP FINANCIAL MEASURES” AS DEFINED UNDER THE SEC RULES. THE COMPANY USES THESE NON-GAAP FINANCIAL MEASURES IN OPERATING ITS BUSINESS BECAUSE MANAGEMENT BELIEVES THEY ARE LESS SUSCEPTIBLE TO VARIANCES IN ACTUAL OPERATING PERFORMANCE THAT CAN RESULT FROM THE EXCLUDED ITEMS, OTHER INFREQUENT CHARGES AND CURRENCY FLUCTUATIONS. THE COMPANY PRESENTS THESE FINANCIAL MEASURES TO INVESTORS BECAUSE MANAGEMENT BELIEVES THEY ARE USEFUL TO INVESTORS IN EVALUATING THE PRIMARY FACTORS THAT DRIVE THE COMPANY’S CORE OPERATING PERFORMANCE AND PROVIDE GREATER TRANSPARENCY INTO THE COMPANY’S RESULTS OF OPERATIONS. HOWEVER, ITEMS THAT ARE EXCLUDED AND OTHER ADJUSTMENTS AND ASSUMPTIONS THAT ARE MADE IN CALCULATING THESE NON-GAAP FINANCIAL MEASURES ARE SIGNIFICANT COMPONENTS IN UNDERSTANDING AND ASSESSING THE COMPANY’S FINANCIAL PERFORMANCE. THESE NON-GAAP FINANCIAL MEASURES SHOULD BE EVALUATED IN CONJUNCTION WITH, AND ARE NOT A SUBSTITUTE FOR, THE COMPANY’S GAAP FINANCIAL MEASURES. FURTHER, BECAUSE THESE NON-GAAP FINANCIAL MEASURES ARE NOT DETERMINED IN ACCORDANCE WITH GAAP AND ARE THUS SUSCEPTIBLE TO VARYING CALCULATIONS, THE NON-GAAP FINANCIAL MEASURES, AS PRESENTED, MAY NOT BE COMPARABLE TO OTHER SIMILARLY-TITLED MEASURES OF OTHER COMPANIES. THE COMPANY HAS ADJUSTED THE APPLICABLE FINANCIAL CALCULATIONS TO EXCLUDE MERGER AND ACQUISITION EXPENSES, AMORTIZATION OF ACQUIRED INTANGIBLE ASSETS AND CERTAIN OTHER INCOME AND EXPENSES. THE COMPANY DOES NOT CONSIDER THESE ITEMS TO BE RELATED TO THE ORGANIC OPERATIONS OF THE COMPANY’S BUSINESSES OR ITS CONTINUING OPERATIONS AND ARE GENERALLY NOT RELEVANT TO ASSESSING OR ESTIMATING THE LONG-TERM PERFORMANCE OF THE COMPANY. IN ADDITION, EXCLUDING THESE ITEMS ALLOWS FOR MORE ACCURATE COMPARISONS OF THE FINANCIAL RESULTS TO PRIOR PERIODS. MERGER AND ACQUISITION EXPENSES INCLUDE INCREMENTAL COSTS DIRECTLY ASSOCIATED WITH MERGER AND ACQUISITION ACTIVITIES, INCLUDING PROFESSIONAL FEES, LEGAL EXPENSES, SEVERANCE, RETENTION AND OTHER EMPLOYEE-RELATED COSTS, CONTRACT BREAKAGE COSTS AND COSTS RELATED TO THE CONSOLIDATION OF TECHNOLOGY SYSTEMS AND CORPORATE FACILITIES, AMONG OTHERS. THE COMPANY’S REPORTING CURRENCY IS THE U.S. DOLLAR, HOWEVER, CERTAIN PERFORMANCE METRICS DISCUSSED IN THIS PRESENTATION ARE PRESENTED ON A “CONSTANT CURRENCY” BASIS, WHICH IS CONSIDERED A NON-GAAP FINANCIAL MEASURE. THE COMPANY’S MANAGEMENT USES CONSTANT CURRENCY RESULTS TO EVALUATE OPERATING RESULTS OF BUSINESS OPERATIONS IN LATIN AMERICA AND THE U.K., WHICH ARE TRANSACTED IN LOCAL CURRENCIES IN MEXICO, GUATEMALA, COLOMBIA AND THE U.K. THE COMPANY ALSO HAS OPERATIONS IN EL SALVADOR, WHERE THE REPORTING AND FUNCTIONAL CURRENCY IS THE U.S. DOLLAR. THE COMPANY BELIEVES CONSTANT CURRENCY RESULTS PROVIDE VALUABLE SUPPLEMENTAL INFORMATION REGARDING THE UNDERLYING PERFORMANCE OF ITS BUSINESS OPERATIONS IN LATIN AMERICA AND THE U.K., CONSISTENT WITH HOW THE COMPANY’S MANAGEMENT EVALUATES SUCH PERFORMANCE AND OPERATING RESULTS. CONSTANT CURRENCY RESULTS REPORTED HEREIN ARE CALCULATED BY TRANSLATING CERTAIN BALANCE SHEET AND INCOME STATEMENT ITEMS DENOMINATED IN LOCAL CURRENCIES USING THE EXCHANGE RATE FROM THE PRIOR-YEAR COMPARABLE PERIOD, AS OPPOSED TO THE CURRENT COMPARABLE PERIOD, IN ORDER TO EXCLUDE THE EFFECTS OF FOREIGN CURRENCY RATE FLUCTUATIONS FOR PURPOSES OF EVALUATING PERIOD-OVER-PERIOD COMPARISONS 27 P LE AS E RE F E RE N CE T H E F O RM 10-K F I LE D O N 02/09/2026 AN D F O RM 10-Q F I LE D O N 04/24/2026 F O R F URTH E R E XP LAN AT I ON NON-GAAP FINANCIAL INFORMATION

NASDAQ: FCFS 28 RECONCILIATIONS OF NON-GAAP FINANCIAL MEASURES TO GAAP FINANCIAL MEASURES $ IN THOUSANDS , EXCEPT PER SHARE AMOUNTS PER SHARE Y/E Y/E Y/E Y/E TTM Y/E Y/E Y/E Y/E Q1 2022 2023 2024 2025 Q1 2026 2022 2023 2024 2025 2026 NET INCOME AND DILUTED EARNINGS PER SHARE, AS REPORTED $253,495 $219,301 $258,815 $330,375 $354,486 $5.36 $4.80 $5.73 $7.42 $2.43 ADJUSTMENTS, NET OF TAX: MERGER AND ACQUISITION EXPENSES 2,878 6,089 1,706 12,271 12,563 0.06 0.13 0.04 0.27 0.02 AMORTIZATION OF ACQUIRED INTANGIBLE ASSETS 82,432 54,341 38,289 41,055 43,351 1.74 1.19 0.85 0.92 0.26 GAIN ON REVALUATION OF CONTINGENT ACQUISITION CONSIDERATION (90,035) — — — — (1.91) — — — — CFPB LITIGATION SETTLEMENT — — — 9,390 9,390 — — — 0.21 — OTHER EXPENSES (INCOME), NET (3,033) (2,857) 3,870 (2,949) (3,381) (0.06) (0.06) 0.08 (0.06) (0.02) ADJUSTED NET INCOME $245,737 $276,874 $302,680 $390,142 $416,409 $5.19 $6.06 $6.70 $8.76 $2.69 Y/E Y/E Y/E Y/E TTM 2022 2023 2024 2025 Q1 2026 NET INCOME $253,495 $219,301 $258,815 $330,375 $354,486 INCOME TAXES 70,138 73,548 83,961 117,188 126,988 DEPRECIATION AND AMORTIZATION 1 103,832 109,161 104,941 111,806 117,820 INTEREST EXPENSE 70,708 93,243 105,226 121,293 128,350 INTEREST INCOME (1,313) (1,469) (1,935) (2,935) (1,933) EBITDA $496,860 $493,784 $551,008 $677,727 $725,711 ADJUSTMENTS: MERGER AND ACQUISITION EXPENSES 3,739 7,922 2,228 14,369 14,772 PURCHASE ACCOUNTING AND OTHER ADJUSTMENTS 50,354 13,968 — — — GAIN ON REVALUATION OF CONTINGENT ACQUISITION CONSIDERATION (109,549) — — — — CFPB LITIGATION SETTLEMENT — — — 11,000 11,000 OTHER EXPENSES (INCOME), NET (4,060) (3,942) 5,201 (4,707) (5,343) ADJUSTED EBITDA $437,344 $511,732 $558,437 $698,389 $746,140 1 INCLUDES $57 MILLION, $53 MILLION, $50 MILLION, $57 MILLION AND $57 MILLION OF AMORTIZATION EXPENSE RELATED TO IDENTIFIABLE INTANGIBLE ASSETS FOR THE TWELVE MONTHS ENDED MARCH 31, 2026, DECEMBER 31, 2025, 2024, 2023 AND 2022, RESPECTIVELY, WHICH IS INCLUDED IN THE ADD BACK OF DEPRECIATION AND AMORTIZATION TO NET INCOME USED TO CALCULATE EBITDA Y/E Y/E TTM 2024 2025 Q1 2026 CASH FLOW FROM OPERATING ACTIVITIES $539,958 $585,942 $612,930 CASH FLOW FROM INVESTING ACTIVITIES: PAWN LOANS MADE (1,720,158) (2,094,228) (2,333,564) PAWN LOANS REPAID 1,003,752 1,197,038 1,326,812 RECOVERY OF PAWN LOAN PRINCIPAL THROUGH SALE OF FORFEITED COLLATERAL 644,407 759,333 802,876 INVESTMENTS IN F INANCE RECEIVABLES (425,817) (440,576) (428,651) PROCEEDS FROM F INANCE RECEIVABLES 286,503 342,272 335,987 PURCHASE OF FURNITURE, F IXTURES, EQUIPMENT AND IMPROVEMENTS (68,245) (54,906) (62,108) FREE CASH FLOW $260,400 $294,875 254,282 MERGER AND ACQUISITION EXPENSES PAID, NET OF TAX BENEFIT 1,706 12,271 12,563 ADJUSTED FREE CASH FLOW $262,106 $307,146 $266,845

INVESTOR RELATIONS — INVESTORRELATIONS@FIRSTCASH.COM — INVESTORS.FIRSTCASH.COM — 817-258-2650 NASDAQ: FCFS F IRSTCASH HOLDINGS , INC . 29 CONNECT WITH US: GAR JACKSON (GLOBAL IR GROUP) — GAR@GLOBALIRGROUP.COM — 817-886-6998